STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Participant	$ 4,297,367	$ 4,161,370
Rollovers	1,354,658	1,387,396
Total contributions	5,652,025	5,548,766
Interest income on notes receivable from participants	67,318	60,722
Net appreciation in fair value of investments	11,063,401	7,862,017
Other income	4,408	1,979
Total additions	16,787,152	13,473,484
Deductions to net assets attributed to
Benefits paid to participants	7,016,490	5,814,365
Administrative expenses	66,047	66,830
Total deductions	7,082,537	5,881,195
Net increase	9,704,615	7,592,289
Net assets available for benefits at beginning of year	70,955,553	63,363,264
Net assets available for benefits at end of year	$ 80,660,168	$ 70,955,553